Report of Independent
 Registered Public Accounting Firm

To the Shareholders
and Board of Trustees
Federated Core Trust III

In planning and
performing our
audit of the financial
statements of the Federated Project and
Trade Finance Core
Fund ("the Fund"),
 a series of Federated
Core Trust III, as of and for
 the
period ended March 31, 2010,
in accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we considered
the Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for designing our auditing procedures for the purpose of expressing our
opinion on the financial statements
and to
comply with the requirements
 of Form N-SAR, but not for
the purpose of expressing an
opinion
on the effectiveness of the
Fund's internal control over
financial reporting.  Accordingly,
 we
express no such opinion.
Management of the Fund is
responsible for establishing
and maintaining effective internal
control
over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
 management
are required to assess
the expected benefits and
related costs of controls.
 A company's internal
control over financial
reporting is a process designed
 to provide reasonable assurance
regarding
the reliability of financial
reporting and the preparation
 of financial statements for external
purposes in accordance with generally
accepted accounting principles.
A company's internal
control over financial reporting
includes those policies and
procedures that (1) pertain to
the
maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions and
dispositions of the assets of the
company; (2) provide reasonable
assurance
that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
 of the company are being made
only in accordance with
authorizations of management
and directors of the company;
and (3)
provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use, or disposition
 of the company's assets that could
have a material effect on the
financial statements.
Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
of effectiveness to future periods
are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of a
Fund's annual or interim
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public
Company Accounting Oversight
Board (United States).  However,
we noted no deficiencies in
the Fund's internal control over
financial reporting and its
operation, including controls over
safeguarding securities that we
 consider to be a material weakness
as defined above as of March
31, 2010.

This report is intended solely for
the information and use of
 management and the Board of
Trustees of the Federated
Core Trust III and the Securities
 and Exchange Commission and is not
intended to be and should
not be used by anyone other than
 these specified parties.


       /s/ KPMG LLP


Boston, Massachusetts
May 25, 2010